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                                                                    EXHIBIT 23.3


                 CONSENT OF LAROCHE PETROLEUM CONSULTANTS, LTD.,
                         INDEPENDENT PETROLEUM ENGINEERS


As independent petroleum engineers, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our estimates of reserves included in Toreador Resources Corporation's Annual Report (Form 10-K) for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission.



                                             /s/ Edward P. Travis
                                             LAROCHE PETROLEUM CONSULTANTS, LTD.

Dallas, Texas
September 20, 2002